STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Cash Flows From Operating Activities
Net Income (Loss)	$ (63,095)	$ (3,226)
Changes in assets and liabilities
Prepaid expenses and retainers	(8,864)	(4,650)
Accounts payable	(1,713)	5,226
Net Cash Provided by Operating Activities	(73,672)	(2,650)
Cash Flows From Investing Activities
Purchase of unproven oil and gas properties	(34,500)	0
Net Cash Used in Investing Activities	(34,500)	0
Cash Flows From Financing Activities
Proceeds from founding shares issuance	0	240,000
Proceeds from issuance of common stock, net of offering costs	209,413	(2,350)
Net Cash Provided by Financing Activities	209,413	237,650
Cash, Cash Equivalents, Restricted Cash, and Restricted Cash Equivalents, Period Increase (Decrease), Excluding Exchange Rate Effect	101,241	235,000
Cash at Beginning of Period	235,000	0
Cash at End of Period	336,241	235,000
Supplemental Cash Flow Information
Cash paid for interest	$ 0	$ 0